Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with the Quarterly Report of Harrodsburg First Financial Bancorp, Inc. (the “Company”) on Form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Arthur L. Freeman, Chairman and Chief Executive Officer, and Jack D. Hood, Treasurer and Chief Accounting Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2003, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Arthur L. Freeman	/s/ Jack D. Hood
Arthur L. Freeman	Jack D. Hood
Chairman and Chief Executive Officer	Treasurer and Chief Accounting Officer